BRINKER CAPITAL DESTINATIONS TRUST

SUPPLEMENT DATED December 13, 2024,

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JULY 1, 2024

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Change in Portfolio Management for the Destinations Global Fixed Income Opportunities Fund

Nuveen Asset Management LLC (“Nuveen”) no longer serves as an investment sub-adviser of the Destinations Global Fixed Income Opportunities Fund. As such, all references to Nuveen with respect to its management of the Destinations Global Fixed Income Opportunities Fund and any related disclosures are hereby deleted from the Summary Prospectus and Prospectus in their entirety.

Change in Portfolio Management for the Destinations International Equity Fund

Wasatch Advisors, Inc. (“Wasatch”) no longer serves as an investment sub-adviser of the Destinations International Equity Fund. As such, all references to Wasatch and any related disclosures are hereby deleted from the Summary Prospectus and Prospectus in their entirety.

Addition to Portfolio Management for the Destinations Global Fixed Income Opportunities Fund

GLG Partners, LP (“GLG”) has been appointed to serve as sub-adviser to the Destinations Global Fixed Income Opportunities Fund. Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:

In the “Investment adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus, the following is hereby added to the “Sub-advisers and Portfolio Managers” table in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
GLG Partners, LP
Michael Scott, CFA, Lead Portfolio Manager and Head of Global High Yield and Credit Opportunities	2024

In addition, in the “Fund Management” section of the Prospectus, under “The Multi-Manager Strategy” heading, under the sub-heading titled “Destinations Global Fixed Income Opportunities Fund,” the following text is hereby added in the appropriate alphabetical order thereof:

GLG Partners, LP: GLG Partners, LP (“GLG”), located at Riverbank House, 2 Swan Lane, London, United Kingdom, EC4R 3AD, serves as a Sub-adviser to the Destinations Global Fixed Income Opportunities Fund. GLG is organized as an English Limited Partnership and is a wholly owned subsidiary of Man Investments Holdings Inc., a Delaware corporation. GLG provides investment advisory services for U.S. and non-U.S. clients. A team of investment professionals manages the portion of the Destinations Global Fixed Income Opportunities Fund’s assets allocated to GLG. Michael Scott, CFA, joined GLG in 2018 and is the Head of Global High Yield & Credit Opportunities where he is responsible for managing a suite of high yield strategies. Prior to joining GLG, Mr. Scott worked as a fund manager covering United Kingdom and European credit at Schroders. Mr. Scott received a bachelor’s in arts from the University of Oxford. Mr. Scott holds the Charted Financial Analyst designation.

Disclosure of Availability of Liquidity Program

The Board of Trustees of Brinker Capital Destinations Trust (the “Trust”) has approved an agreement with a third-party, through which the Funds may participate in an optional liquidity program. Accordingly, the Prospectus is hereby updated as follows:

In the “Investment and Account Information,” section of the Prospectus before the heading “Pricing of Fund Shares” the following section is hereby added:

Optional Liquidity Program

The Funds may participate in an optional liquidity program, which is designed to provide an alternative liquidity source for mutual funds when processing redemptions of their shares. Pursuant to the program, a third-party provides participating mutual funds with cash to meet net shareholder redemptions by standing ready each business day to purchase shares of a fund up to the value of the net shares redeemed by other shareholders that are to settle the next business day. A Fund is not guaranteed to receive cash under the program on any given day because allocations of available cash from the third-party to participating funds is based on the results of the third-party’s automated daily auction process among participating mutual funds. Following purchases of fund shares, the third-party then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by the third-party. While the third-party holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the liquidity program, a Fund pays a fee to the third-party each time it purchases shares of such Fund, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds, subject to a minimum fee rate. A Fund may submit a bid higher than the minimum fee rate if it determines that doing so is in the best interest of Fund shareholders. This fee is allocated among a Fund’s share classes based on relative net assets. Purchases of a Fund’s shares through the liquidity program are made on an investment-blind basis without regard to such Fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, the third-party is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. The third-party will purchase shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares.

The Adviser believes that having the liquidity program could be useful to the Funds and their shareholders. For example, under certain market conditions, the liquidity program could assist in stabilizing the Funds’ net assets, to the benefit of each Fund and its respective shareholders, although there is no guarantee that the program will do so. To the extent a Fund’s net assets do not decline, the Adviser may also benefit.

There are no other changes to the Summary Prospectus or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BRINKER CAPITAL DESTINATIONS TRUST

SUPPLEMENT DATED December 13, 2024,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 1, 2024

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Change in Portfolio Management for the Destinations Global Fixed Income Opportunities Fund

Nuveen Asset Management LLC (“Nuveen”) no longer serves as an investment sub-adviser of the Destinations Global Fixed Income Opportunities Fund. As such, all references to Nuveen with respect to its management of the Destinations Global Fixed Income Opportunities Fund and any related disclosures are hereby deleted from the SAI in their entirety.

Change in Portfolio Management for the Destinations International Equity Fund

Wasatch Advisors, Inc. (“Wasatch”) no longer serves as an investment sub-adviser of the Destinations International Equity Fund. As such, all references to Wasatch and any related disclosures are hereby deleted from the SAI in their entirety.

Addition to Portfolio Management for the Destinations Global Fixed Income Opportunities Fund

GLG Partners, LP (“GLG”) has been appointed to serve as sub-adviser to the Destinations Global Fixed Income Opportunities Fund . Accordingly, the following changes are hereby made to the SAI:

In the “Portfolio Manager Disclosure” section, under the heading titled “Portfolio Managers”, the following text is hereby added in the appropriate alphabetical order thereof:

GLG Partners LP

GLG Partners LP (“GLG”) serves as a Sub-adviser to a portion of the assets of the Destinations Global Fixed Income Opportunities Fund. GLG is a limited partnership, with both its general and limited partner being owned by Man Group PLC (“Man Group”). As of September 30, 2024, GLG had approximately $38.7 billion in assets under management.

Compensation. Renumeration packages at Man Group include some, or all, of the following elements: salary, annual performance bonus, marketing incentives and deferred share and fund awards, as well as pension, medical insurance, and other non-cash benefits. Man Group aims to balance renumeration for delivering operational results over the short term with remuneration for creating sustained long-term value for shareholders.

A key mechanism for linking short- and long-term performance is the bonus deferral arrangement. Bonus awards are determined by the annual performance of Man Group, the team, and the individual. A significant portion of the award for senior employees is deferred into company shares, so that they build up a significant investment in Man Group shares, thereby encouraging them to think and behave like long-term shareholders.

Deferral may also be into funds to align senior employees with Man Group’s investors and hence its shareholders. The deferral arrangement allows flexibility in the mix between short- and long-term focus as appropriate for employees at different levels in Man Group.

Ownership of Fund Shares. As of September 30, 2024, GLG’s portfolio manager did not beneficially own any shares of the Destinations Global Fixed Income Opportunities Fund.

Other Accounts. As of September 30, 2024, in addition to the Destinations Global Fixed Income Opportunities Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Scott, CFA	0	$0	8		$3,986	3	$1,623
	0	$0	2	*	$121.7	0	$0

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers, in performing their duties, manage accounts other than the Destinations Global Fixed Income Opportunities Fund (collectively with other accounts managed by GLG and its affiliates, “Other Accounts”). The Destinations Global Fixed Income Opportunities Fund has no interests in these activities. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Destinations Global Fixed Income Opportunities Fund’s investments on the one hand and the investments of Other Accounts for which the portfolio managers are responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Destinations Global Fixed Income Opportunities Fund and Other Accounts he/she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the Other Accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Destinations Global Fixed Income Opportunities Fund. In some cases, another account managed by a portfolio manager may compensate GLG on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager and the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will report such potential conflict to the compliance department in accordance with the policies and procedures of GLG.

Disclosure of Availability of Liquidity Program

The Board of Trustees of Brinker Capital Destinations Trust (the “Trust”) has approved an agreement with a third-party, through which the Funds may participate in an optional liquidity program. Accordingly, the SAI is hereby updated as follows:

The following is hereby added to the end of the section titled “Redemptions In Kind”:

Optional Liquidity Program. The Funds may participate in an optional liquidity program, which is designed to provide an alternative liquidity source for mutual funds when processing redemptions of their shares. A mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money (all of which impose certain costs on the fund) to meet net shareholder redemption requests. Pursuant to the program, a third-party provides participating mutual funds with cash to meet net shareholder redemptions by standing ready each business day to purchase shares of a fund up to the value of the net shares redeemed by other shareholders that are scheduled to settle the next business day. The third-party then generally redeems those shares when the fund experiences net sales. For use of the liquidity program, a Fund pays a fee to the third-party each time it purchases shares of such Fund, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds, subject to a minimum fee rate. The costs to a Fund for participating in the liquidity program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as a Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, the third-party is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

Revised Selective Disclosure of Portfolio Holdings Policy

Effective December 12, 2024, the Trust approved amendments to the portfolio holdings policy that: (1) require that each series of the Trust (each, a “Fund,” and collectively, the “Funds”) post its portfolio holdings on a monthly basis as opposed to a quarterly basis, and (ii) to make other non-material changes.

Accordingly, under the “Investment Management and Other Services” section, under the “Disclosure of Portfolio Holdings” heading, the second, third and fourth paragraphs are hereby deleted and replaced with the following:

The policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 5 calendar days following month-end with respect to the Funds. The Adviser believes that this passage of time prevents a third-party from benefiting from an investment decision made by a portfolio that has not been fully reflected by the market.

Under the policy, the Funds’ complete list of holdings (including the size of each position) may be made available to investors, potential investors, third-parties and non-employees with simultaneous public disclosure at least 5 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-PORT or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 5 days following month-end and/or posting the information to the Trust’s Internet site that is accessible by the public, or through public release by a third-party vendor.

Under the policy, if information about a Fund’s securities holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. The Funds, the Adviser, any service provider and any of their affiliated parties may not receive compensation or any other consideration in exchange for such arrangements. Ongoing arrangements to make available information about the Funds’ portfolio securities will be reviewed at least annually by the Trustees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.